EXHIBIT 4.7.9
Ninth Joinder to the Registration Rights Agreement
     With respect to the Registration Rights Agreement, (the “Registration Rights Agreement”) dated as of November 5, 2009, among Reynolds Group Issuer LLC, a Delaware limited liability company (the “US Issuer I”), Reynolds Group Issuer Inc., a Delaware corporation (the “US Issuer II”), Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Luxembourg Issuer” and, together with US Issuer I and US Issuer II, the “Issuers”), the Closing Date Guarantors and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the signatories hereto (i) hereby agrees to become a party to the Registration Rights Agreement as a Guarantor with the same force and effect as if originally named a Closing Date Guarantor therein and (ii) without limiting the generality of the foregoing, assumes all of the rights and obligations of the Guarantors under the Registration Rights Agreement, in each case, as of the time of delivery of this Joinder on September 1, 2010, as though it had entered into the Registration Rights Agreement on November 5, 2009. The obligations assumed by the Guarantors under this Joinder shall be joint and several obligations. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this joinder on the above referenced date.

REYNOLDS PACKAGING INC.
by	/s/ Helen Golding
	Name:	Helen Golding
Title:

REYNOLDS FLEXIBLE PACKAGING INC.
by	/s/ Helen Golding
	Name:	Helen Golding
Title:

ULTRA PAC, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
Title:

REYNOLDS FOOD PACKAGING LLC
by	/s/ Helen Golding
	Name:	Helen Golding
Title:

REYNOLDS PACKAGING KAMA INC.
by	/s/ Helen Golding
	Name:	Helen Golding
Title:

REYNOLDS PACKAGING LLC
by	/s/ Helen Golding
	Name:	Helen Golding
Title:

Tenth Joinder to the Registration Rights Agreement

REYNOLDS METALS COMPANY DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

MAXPACK, S. DE R.L. DE C.V.
by	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

REYNOLDS FOOD PACKAGING CANADA INC.
by	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Authorized Signatory

IVEX HOLDINGS, LTD.
by	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

KAMA EUROPE LIMITED
by	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

REYNOLDS PACKAGING INTERNATIONAL B.V.
by	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Authorized Signatory

Tenth Joinder to the Registration Rights Agreement